SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) April 15, 2014

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced first quarter 2014 results through March 31, 2014.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated April 15, 2014, announcing the first quarter 2014 results through March 31, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: April 15, 2014

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE FIRST QUARTER OF 2014

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported first quarter 2014 net income available to common shareholders of $877,000, or $0.05 per diluted common share.  Net income available to common shareholders in the first quarter of 2014 declined by $127,000, or 12.6%, from the prior year first quarter due primarily to reduced non-interest revenue and no earnings benefit from a negative loan loss provision as was the case in 2013.  Diluted earnings per share was consistent between periods as total shares outstanding were lower in 2014 due to the success of the Company’s common stock repurchase program which was completed in the second quarter of 2013.  The following table highlights the Company’s financial performance for the quarters ended March 31, 2014 and 2013:

	First Quarter 2014	First Quarter 2013

Net income	$930,000	$1,056,000
Net income available to common shareholders	$877,000	$1,004,000
Diluted earnings per share	$ 0.05	$ 0.05

Glenn L. Wilson, President and Chief Executive Officer, commented on the first quarter 2014 financial results: “There were several bright spots within our first quarter financial performance despite the overall negative impact that the record cold winter had on business activity within our marketplace.  We have grown our loan portfolio by $72 million, or 10.0%, over the past 12 months which was a key factor responsible for the 6.0% increase in net interest income in the first quarter of 2014.  While total non-interest revenue did decline in the first quarter of 2014 due to a sharp decrease in residential mortgage banking revenue, our trust and wealth management business continued to show good growth with fees up 8.0% when compared to last year.  Finally, we maintained excellent asset quality as our non-performing assets were only 0.41% of total loans, and there were no net loan charge-offs in the first quarter of 2014.”

The Company’s net interest income in the first quarter of 2014 increased by $483,000, or 6.0%, when compared to the first quarter of 2013.  The Company’s net interest margin of 3.56% for the first quarter of 2014 was three basis points lower than the net interest margin of 3.59% for the first quarter 2013 and only one basis point lower than the more recently reported fourth quarter 2013 performance.  We believe that this demonstrates that the recent pace of net interest margin contraction has slowed from the pace of margin decline experienced over the previous two years.  The Company has been able to mitigate this net interest margin pressure and to increase net interest income by both growing its earning assets and reducing its cost of funds. Specifically, the earning asset growth has occurred in the loan portfolio as total loans averaged $787 million in the first quarter of 2014 which is $60 million or 8.2% higher than the $728 million average for the first quarter of 2013.  This loan growth reflects the successful results of the Company’s more intensive sales calling efforts, with an emphasis on generating commercial loans and owner occupied commercial real estate loans, which qualify as Small Business Lending Fund (SBLF) loans, particularly through its loan production offices.  As a result of this growth in SBLF qualified loans, the Company has locked in the lowest preferred dividend rate available under the program of 1% until the first quarter of 2016.  Interest income in 2014 has also benefitted from reduced premium amortization on mortgage backed securities due to slower mortgage prepayment speeds.  Total interest expense for the first quarter of 2014 declined by $90,000 from the 2013 first quarter due to the Company’s proactive efforts to reduce deposit costs.  Even with this reduction in deposit costs, the Company still experienced growth in deposits which reflects the loyalty of our core deposit base and ongoing efforts to cross sell new loan customers into deposit products.  Specifically, total deposits reached a record level and averaged $856 million for the first quarter of 2014 which is $20 million, or 2.4%, higher than the $836 million average in the first quarter of 2013.  The Company continues to maintain good liquidity as evidenced by a loan to deposit ratio of 90.2% at March 31, 2014.

The Company did not record a provision for loan losses in the first quarter of 2014 as compared to a $250,000 negative provision recorded in the first quarter of 2013.  The Company continued to maintain outstanding asset quality in the first quarter of 2014.  At March 31, 2014, non-performing assets are at their lowest point since the financial crisis and totaled $3.3 million, or 0.41%, of total loans which is $835,000 lower than they were at the end of 2013. There were no net loan charge-offs in the first quarter of 2014 as compared to net charge-offs of $1.4 million, or 0.76%, of total loans in the same prior year quarter when the Company resolved its largest non-performing credit of 2013.  When determining the provision for loan losses, the Company considers a number of factors, some of which include periodic credit reviews, non-performing assets, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided a strong 448% coverage of non-performing loans, and was 1.28% of total loans, at March 31, 2014, compared to 327% of non-performing loans, and 1.29% of total loans, at December 31, 2013.

Total non-interest income in the first quarter of 2014 decreased by $284,000, or 7.4%, from the first quarter of 2013 due primarily to reduced revenue from residential mortgage banking activities. This 2014 reduction was caused by both lower refinance activity due to higher mortgage rates and reduced purchase activity due to the harsh winter weather conditions.  As a result, gains realized on residential mortgage loan sales into the secondary market declined by $285,000 and other income dropped by $89,000 due largely to lower mortgage related origination and underwriting fees.  These negative items were partially offset by increased fees from our trust and wealth management businesses.  Specifically, trust and investment advisory fees increased by $151,000, or 8.0%, for first quarter of 2014 due to increased assets under management which reflects both successful new business development activities and market appreciation of existing assets when compared to the first quarter of 2013.

The Company’s total non-interest expense in the first quarter of 2014 increased by $116,000, or 1.1%, when compared to the first quarter of 2013.  Salaries and employee benefits were down modestly between periods as the benefit of lower incentive compensation expense was largely offset by increased health insurance premiums.  Professional fees increased by $273,000 in the first quarter of 2014 due to higher legal costs, recruitment fees, and new recurring costs related to outsourcing our computer operations and statement processing to a third party vendor.  The overall cost savings benefit from outsourcing these services is captured in lower personnel costs in these departments and reduced software expense which is a key factor contributing to the $247,000 decline in other expenses in the first quarter of 2014.  Occupancy expense increased by $66,000 as a result of higher utilities and snow removal costs in the first quarter of 2014 due to the harsh winter weather conditions.  Finally, the Company recorded an income tax expense of $389,000, or an effective tax rate of 29.5%, in the first quarter of 2014 which is comparable with the income tax expense of $430,000, or an effective tax rate of 28.9%, for the first quarter of 2013.

The Company had total assets of $1.05 billion, shareholders’ equity of $115 million, a book value of $4.97 per common share and a tangible book value of $4.31 per common share at March 31, 2014.  The Company has increased its tangible book value per share by 6.2% over the past twelve months.  The Company continued to maintain strong capital ratios that exceed the regulatory defined well capitalized status with a risk based capital ratio of 15.34%, an asset leverage ratio of 11.50% and a tangible common equity to tangible assets ratio of 7.80% at March 31, 2014.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

March 31, 2014

(In thousands, except per share and ratio data)

(Unaudited)

2014

1QTR

PERFORMANCE DATA FOR THE PERIOD:
Net income	$930
Net income available to common shareholders	877

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.36%
Return on average equity	3.30
Net interest margin	3.56
Net charge-offs (recoveries) as a percentage of average loans	-
Loan loss provision (credit) as a percentage of average loans	-
Efficiency ratio	89.02

PER COMMON SHARE:
Net income:
Basic	$0.05
Average number of common shares outstanding	18,786
Diluted	0.05
Average number of common shares outstanding	18,904
Cash dividends declared	$0.01

2013

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,056	$1,070	$1,226	$1,841	$5,193
Net income available to common shareholders	1,004	1,018	1,173	1,789	4,984

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.43%	0.43%	0.47%	0.70%	0.51%
Return on average equity	3.86	3.86	4.44	6.57	4.69
Net interest margin	3.59	3.50	3.46	3.57	3.56
Net charge-offs (recoveries) as a percentage of average loans	0.76	(0.02)	(0.02)	0.04	0.18
Loan loss provision (credit) as a percentage of average loans	(0.14)	0.08	-	(0.51)	(0.15)
Efficiency ratio	89.52	86.28	85.41	86.17	86.83

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.05	$0.06	$0.10	$0.26
Average number of common shares outstanding	19,168	19,039	18,784	18,784	18,942
Diluted	0.05	0.05	0.06	0.09	0.26
Average number of common shares outstanding	19,257	19,128	18,878	18,879	19,034
Cash dividends declared	$0.00	$0.01	$0.01	$0.01	$0.03

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2014

1QTR
FINANCIAL CONDITION DATA AT PERIOD END
Assets	$1,051,108
Short-term investments/overnight funds	9,019
Investment securities	154,754
Loans and loans held for sale	789,620
Allowance for loan losses	10,109
Goodwill	12,613
Deposits	875,333
FHLB borrowings	40,483
Shareholders’ equity	114,590
Non-performing assets	3,274
Asset leverage ratio	11.50%
Tangible common equity ratio	7.80
PER COMMON SHARE:
Book value (A)	$4.97
Tangible book value (A)	4.31
Market value	3.85
Trust assets – fair market value (B)	$1,692,663

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	347
Branch locations	18
Common shares outstanding	18,793,388

2013

	1QTR	2QTR	3QTR	4QTR
FINANCIAL CONDITION DATA AT PERIOD END
Assets	$999,718	$1,025,084	$1,038,144	$1,056,036
Short-term investments/overnight funds	23,995	9,291	8,646	9,778
Investment securities	162,866	168,284	167,110	160,165
Loans and loans held for sale	717,852	751,522	763,681	786,748
Allowance for loan losses	10,960	11,145	11,183	10,104
Goodwill	12,613	12,613	12,613	12,613
Deposits	847,189	840,272	852,211	854,522
FHLB borrowings	16,000	50,292	52,096	66,555
Shareholders’ equity	111,445	109,282	110,370	113,307
Non-performing assets	4,387	5,027	5,037	4,109
Asset leverage ratio	11.58%	11.52%	11.44%	11.45%
Tangible common equity ratio	7.88	7.47	7.48	7.64
PER COMMON SHARE:
Book value (A)	$4.72	$4.70	$4.76	$4.91
Tangible book value (A)	4.06	4.03	4.09	4.24
Market value	3.13	2.74	3.15	3.03
Trust assets – fair market value (B)	$1,566,236	$1,562,366	$1,599,402	$1,668,654

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	357	360	358	352
Branch locations	18	18	18	18
Common shares outstanding	19,168,188	18,784,188	18,784,188	18,784,188

NOTES:

(A)

Preferred stock of $21 million received through the Small Business Lending Fund is excluded from the book value per common share and tangible book value per common share calculations.

        (B)

Not recognized on the consolidated balance sheets.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2014

1QTR
INTEREST INCOME
Interest and fees on loans	$9,032
Interest on investments	1,063
Total Interest Income	10,095

INTEREST EXPENSE
Deposits	1,211
All borrowings	359
Total Interest Expense	1,570

NET INTEREST INCOME	8,525
Provision (credit) for loan losses	-
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,525

NON-INTEREST INCOME
Trust fees	1,863
Investment advisory fees	169
Net realized gains on investment securities	57
Net realized gains on loans held for sale	101
Service charges on deposit accounts	478
Bank owned life insurance	187
Other income	677
Total Non-Interest Income	3,532

NON-INTEREST EXPENSE
Salaries and employee benefits	6,314
Net occupancy expense	839
Equipment expense	470
Professional fees	1,308
FDIC deposit insurance expense	160
Other expenses	1,647
Total Non-Interest Expense	10,738

PRETAX INCOME	1,319
Income tax expense	389
NET INCOME	930
Preferred stock dividends	53
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$877

2013

	1QTR	2QTR	3QTR	4QTR	YEAR
INTEREST INCOME					TO DATE
Interest and fees on loans	$8,628	$8,590	$8,765	$9,137	$35,120
Interest on investments	1,074	1,037	1,046	1,066	4,223
Total Interest Income	9,702	9,627	9,811	10,203	39,343

INTEREST EXPENSE
Deposits	1,350	1,288	1,274	1,252	5,164
All borrowings	310	318	337	353	1,318
Total Interest Expense	1,660	1,606	1,611	1,605	6,482

NET INTEREST INCOME	8,042	8,021	8,200	8,598	32,861
Provision (credit) for loan losses	(250)	150	-	(1,000)	(1,100)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,292	7,871	8,200	9,598	33,961

NON-INTEREST INCOME
Trust fees	1,667	1,779	1,668	1,803	6,917
Investment advisory fees	214	220	225	236	895
Net realized gains on investment securities	71	-	66	67	204
Net realized gains on loans held for sale	386	241	285	177	1,089
Service charges on deposit accounts	511	538	560	564	2,173
Bank owned life insurance	201	388	204	205	998
Other income	766	909	978	815	3,468
Total Non-Interest Income	3,816	4,075	3,986	3,867	15,744

NON-INTEREST EXPENSE
Salaries and employee benefits	6,331	6,176	6,251	6,357	25,115
Net occupancy expense	773	751	694	719	2,937
Equipment expense	455	455	429	512	1,851
Professional fees	1,035	1,150	1,034	1,108	4,327
FDIC deposit insurance expense	134	151	152	174	611
Other expenses	1,894	1,759	1,853	1,876	7,382
Total Non-Interest Expense	10,622	10,442	10,413	10,746	42,223

PRETAX INCOME	1,486	1,504	1,773	2,719	7,482
Income tax expense	430	434	547	878	2,289
NET INCOME	1,056	1,070	1,226	1,841	5,193
Preferred stock dividends	52	52	53	52	209
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,004	$1,018	$1,173	$1,789	$4,984

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2014

2013

	1QTR	1QTR
Interest earning assets:
Loans and loans held for sale, net of unearned income	$787,306	$727,505
Deposits with banks	5,881	8,339
Short-term investment in money market funds	4,272	3,209
Total investment securities	162,789	163,636
Total interest earning assets	960,248	902,689

Non-interest earning assets:
Cash and due from banks	15,970	17,220
Premises and equipment	13,149	12,151
Other assets	69,840	81,999
Allowance for loan losses	(10,142)	(12,548)

Total assets	$1,049,065	$1,001,511

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$82,617	$62,978
Savings	88,535	87,195
Money market	228,715	213,203
Other time	303,140	314,019
Total interest bearing deposits	703,007	677,395
Borrowings:
Federal funds purchased and other short-term borrowings	29,633	7,864
Advances from Federal Home Loan Bank	26,710	15,548
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085
Total interest bearing liabilities	772,435	713,892

Non-interest bearing liabilities:
Demand deposits	152,811	158,251
Other liabilities	9,459	18,409
Shareholders’ equity	114,360	110,959
Total liabilities and shareholders’ equity	$1,049,065	$1,001,511